UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2011

PRESSURE BIOSCIENCES, INC.

(Exact Name of Registrant as Specified in its Charter)

MASSACHUSETTS

  (State or Other Jurisdiction of Incorporation)
0-21615	04-2652826
(Commission File Number)	(IRS Employer Identification No.)

14 Norfolk Avenue, South Easton, MA	02375
(Address of Principal Executive Offices)	(Zip Code)

(508) 230-1828

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On or about September 30, 2011, 46 of the 47 holders of both the outstanding Series A Convertible Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”) and Series A 30-Month Common Stock Purchase Warrants, issued in the Series A Convertible Preferred Stock financing completed by Pressure BioSciences, Inc. (the “Company”) in February 2009 (the “Series A Warrants”), voluntarily converted an aggregate of 247,187 shares of Series A Preferred Stock into 2,471,870 shares of the Company’s Common Stock, $0.01 par value per share (the “Common Stock”).  In connection with this conversion into Common Stock, the Company entered into Amendment No. 2 to the Series A Warrants (the “Series A Warrant Amendment”) with the 46 holders under which the Series A Warrants were amended to reduce the exercise price from $1.74 to $0.90 and to extend the term of the Series A Warrants until August 12, 2016 and, with respect to affiliates, August 12, 2015.  Following the conversion of the Series A Preferred Stock by such holders, there remain 13,948 shares of Series A Preferred Stock outstanding.

Also on or about September 30, 2011, all 34 of the holders of the outstanding Series B Convertible Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock”) and the Series B Stock Purchase Warrants (the “Series B Warrants”), issued in the Series B Convertible Preferred Stock financing completed by the Company in November 2009 and March 2010, voluntarily converted an aggregate of 82,831 shares of Series B Preferred Stock into 828,310 shares of the Company’s Common Stock.  In connection with this conversion into Common Stock, the Company entered into Amendment No. 2 to the Series B Warrants (the “Series B Warrant Amendment”) with each of the holders, under which the Series B Warrants were amended to reduce the exercise price from $2.38 to $1.43, for Series B Warrants issued in November 2009, and from $2.88 to $1.75, for Series B Warrants issued in March 2010 and to extend the term of the Series B Warrants until August 12, 2016 and, with respect to affiliates, August 12, 2015.  Following the conversion of the Series B Preferred Stock by such holders, there are no longer any shares of the Series B Preferred Stock outstanding.

As previously disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 11, 2011, all outstanding Series B Warrants were amended at that time to provide that they were exercisable for that number of shares of Common Stock of the Company into which the shares of Series B Preferred Stock subject to the Series B Warrant were previously convertible, with a per share exercise price equal to one-tenth of the original exercise price.

In connection with the Series A Warrant Amendment and the Series B Warrant Amendment, the holders of the Series A Warrants and Series B Warrants also waived all registration rights they may have with respect to the Company’s Common Stock through September 30, 2012.

The Series A Warrant Amendment and the Series B Warrant Amendment are filed as Exhibit 4.1 and Exhibit 4.2, respectively,  to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(d)     Exhibits

Exhibit Number	Exhibit Description
4.1	Amendment No. 2 to 30-Month Common Stock Purchase Warrant.
4.2	Amendment No. 2 to Series B Convertible Preferred Stock Purchase Warrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 6, 2011	PRESSURE BIOSCIENCES, INC.

	By:	___/s/ Richard T. Schumacher____
Richard T. Schumacher, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
4.1	Amendment No. 2 to 30-Month Common Stock Purchase Warrant.
4.2	Amendment No. 2 to Series B Convertible Preferred Stock Purchase Warrant.